UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): May 17, 2022

ALICO, INC.

(Exact name of registrant as specified in its charter)

Florida	0-261	59-0906081
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10070 Daniels Interstate Court, Suite 200, Fort Myers, FL 33913

(Address of principal executive offices)(Zip Code)

239-226-2000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 C.F.R. 230.425)
☐	Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 C.F.R. 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14D-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C.F.R. 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	ALCO	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5	Corporate Governance and Management

Item 5.02Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 17, 2022, Richard Rallo notified the Company of his decision to resign from his role as the Company’s Senior Vice President and Chief Financial Officer (Principal Financial and Accounting Officer) effective as of May 31, 2022.  Mr. Rallo’s decision to resign is for personal reasons to eliminate extensive travel and/or avoid relocation to Florida and is not related to any disagreement with the Company or its independent registered public accountants on any matter relating to the Company’s financial or accounting operations, policies or practices.

The Company is in the process of initiating a search to identify and recruit a new candidate for the role of Chief Financial Officer.

In an effort to ensure a seamless transition while the Company recruits a new Chief Financial Officer, Mr. Rallo will be retained as a consultant with the Company, effective as of June 1, 2022, for a period up to seven months, and will complete duties as directed by the Chief Executive Officer of Alico.

The consulting agreement provides that Mr. Rallo will be entitled to receive, among other things, $5,000 per month for the duration of the agreement. The consulting agreement also includes confidentiality and intellectual property provisions. The foregoing is only a summary description of the terms of the consulting agreement, does not purport to be complete and is qualified in its entirety by reference to the full text of the consulting agreement, which is attached hereto as Exhibit 10.1 of this Current Report on Form 8-K, and which is incorporated herein by reference.

Section 9	Financial Statements and Exhibits
Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

10.1	Consulting Agreement effective June 1, 2022 by and between Alico, Inc., and Richard Rallo.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 23, 2022	ALICO, INC.

	By:	/s/ Richard Rallo

Richard Rallo
Senior Vice President and Chief Financial Officer